UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 7, 2022
Date of Report (Date of earliest event reported)

QOMOLANGMA ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41518	86-3733656
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1178 Broadway, 3rd Floor
New York, New York 10001
(Address of Principal Executive Offices, and Zip Code)

(646) 791-7587
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Share of Common Stock, $0.0001 par value, one redeemable warrant, and one right	QOMOU	The Nasdaq Stock Market LLC

Shares of Common Stock, $0.0001 par value	QOMO	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Share of Common Stock, at an exercise price of $11.50 per share	QOMOW	The Nasdaq Stock Market LLC

Rights to receive one-tenth (1/10th) of one Share of Common Stock	QOMOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information included in Item 8.01 is incorporated into this Item by reference.

Item 8.01. Other Events.

As previously disclosed on a Current Report on Form 8-K dated October 5, 2022 (the “Current Report”), Qomolangma Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 5,000,000 units (the “Units”). Each Unit consists of one share of common stock of the Company, par value $0.0001 (the “Common Stock”), one redeemable warrant, which is exercisable for one share of Common Stock at a price of $11.50 per share, and one right to receive one-tenth (1/10th) of one share of Common Stock upon the consummation of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $50,000,000. The Company granted the underwriter a 45-day option to purchase up to 750,000 additional Units to cover over-allotments, if any.

As previously disclosed in the Current Report, simultaneously with the closing of the IPO, the Company consummated the private placement (the “Private Placement”) with Qomolangma Investments LLC of 260,500 units (the “Private Units”), at a price of $10.00 per Private Unit, generating gross proceeds of $2,605,000. The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

Subsequently, on October 7, 2022, the underwriter partially exercised the over-allotment, and the closing of the issuance and sale of the additional Units the “Over-Allotment Option Units”) occurred on October 7, 2022. The total aggregate issuance by the Company of 273,000 Units at a price of $10.00 per Unit resulted in total gross proceeds of $2,730,000. On October 7, 2022, simultaneously with the sale of the Over-Allotment Option Units, the Company consummated the private sale of an additional 8,872.50 Private Units, generating gross proceeds of $88,725. The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

A total of $53,520,950 of the net proceeds from the sale of the Units in the IPO (including the Over-Allotment Option Units) and the Private Placements on October 4, 2022 and October 7, 2022, were deposited in a trust account established for the benefit of the Company’s public stockholders. An unaudited pro forma balance sheet as of October 7, 2022, reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO (including the Over-Allotment Option Units) and the Private Placements, is included in this Current Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited pro forma balance sheet dated October 7, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Qomolangma Acquisition Corp.

Dated: October 18, 2022	By:	/s/ Jonathan P. Myers
	Name:	Jonathan P. Myers
	Title:	Chief Executive Officer

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